                        MORTGAGE LOAN PURCHASE AGREEMENT

      This is a Master Mortgage Loan Purchase Agreement (the "Agreement"), dated as of March 1, 2005, by and between Bank of America, National Association, having an office at 214 North Tryon Street, Charlotte, North Carolina 28255 (the
"Purchaser") and Wells Fargo Bank, N.A., having an office at 1 Home Campus, Des
Moines, Iowa 50328-0001 (the "Seller").

                               W I T N E S S E T H

      WHEREAS, the Seller agrees to sell, and the Purchaser agrees to purchase, from time to time certain residential adjustable rate and/or fixed rate mortgage loans (the "Mortgage Loans") on a servicing retained basis as described herein:

      WHEREAS, the Mortgage Loans shall be delivered as pools of whole loans
(each a "Loan Package") on various dates as provided herein (each a "Closing
Date"); and

      WHEREAS, the parties intend hereby to set forth the terms and conditions upon which the proposed Transactions will be effected.

      NOW THEREFORE, in consideration of the promises and the mutual agreements set forth herein, the parties hereto agree as follows:

      SECTION 1.  All capitalized terms not otherwise defined herein have the respective meanings set forth in the Master Seller's Warranties and Servicing
Agreement, dated as of the date herewith (the "Master Seller's Warranties and
Servicing Agreement").

      SECTION 2.  Agreement to Purchase. The Seller agrees to sell, and the
Purchaser agrees to purchase from time to time, Mortgage Loans in Loan Packages having aggregate principal balances on the related Cut-off Date in amounts as set forth in the respective Commitment Letters, or in such other amounts as agreed by the Purchaser and the Seller as evidenced by the actual aggregate principal balance of the Mortgage Loans in the related Loan Package accepted by the Purchaser on the related Closing Date. The Mortgage Loans will be delivered pursuant to the Master Seller's Warranties and Servicing Agreement, between the
Purchaser and the Seller.

      SECTION 3.  Mortgage Loan Schedule. The Seller will provide the Purchaser with certain information constituting a listing of the Mortgage Loans to be purchased under this Agreement for each Transaction (the "Mortgage Loan
Schedule"). Each Mortgage Loan Schedule shall conform to the definition of
"Mortgage Loan Schedule" under the Master Seller's Warranties and Servicing
Agreement.

      SECTION 4.  Purchase Price. The purchase price for each Loan Package (the
"Purchase Price") shall be the percentage of par as stated in the related
Commitment Letter, multiplied by the aggregate scheduled principal balance, as of the related Cut-off Date, of the Mortgage Loans in the related Loan Package, after application of scheduled payments of principal for such related Loan
Package due on or before such Cut-off Date whether or not collected. The
Purchase Price for a Loan Package may be adjusted as stated in the related
Commitment Letter.

      In addition to the Purchase Price, the Purchaser shall pay to the Seller, at closing, accrued interest on the aggregate scheduled principal amount of the related Mortgage Loans at the weighted average Mortgage Loan Remittance Rate for each Loan Package from the related Cut-off Date through the day prior to the related Closing Date, inclusive.

      With respect to each Loan Package, the Purchaser shall be entitled to (1)
all scheduled principal due after the related Cut-off Date, (2) all other recoveries of principal collected after the related Cut-off Date (provided, however, that all scheduled payments of principal due on or before the related
Cut-off Date and collected by the Seller after the related Cut-off Date shall belong to the Seller), (3) all payments of interest on the Mortgage Loans at the
Mortgage Loan Remittance Rate (minus that portion of any such payment which is allocable to the period prior to the related Cut-off Date) and (4) all
Prepayment Penalties. The principal balance of each Mortgage Loan as of the related Cut-off Date is determined after application of payments of principal due on or before the related Cut-off Date whether or not collected. Therefore, payments of scheduled principal and interest prepaid for a Due Date beyond the related Cut-off Date shall not be applied to the principal balance as of the related Cut-off Date. Such prepaid amounts (minus interest at the Servicing Fee
Rate) shall be the property of the Purchaser. The Seller shall deposit any such prepaid amounts into the Custodial Account, which account is established for the benefit of the Purchaser for subsequent remittance by the Seller to the
Purchaser.

      SECTION 5.  Examination of Mortgage Files. Prior to the related Closing
Date, the Seller shall (a) deliver to the Purchaser in escrow, for examination, the Custodial Mortgage File for each Mortgage Loan, including a copy of the
Assignment of Mortgage, pertaining to each Mortgage Loan, or (b) make the
Custodial Mortgage Files and the Retained Mortgage Files available to the
Purchaser for examination at the Seller's offices or such other location as shall otherwise be agreed upon by the Purchaser and the Seller. Such examination may be made by the Purchaser or by any prospective purchaser of the Mortgage
Loans from the Purchaser, at any time before or after such Closing Date upon prior reasonable notice to the Seller. The fact that the Purchaser or any prospective purchaser of the Mortgage Loans has conducted or has failed to conduct any partial or complete examination of the Custodial Mortgage Files and the Retained Mortgage Files shall not affect the Purchaser's (or any of its successor's) rights to demand repurchase, substitution or other relief or remedy as provided under the Master Seller's Warranties and Servicing Agreement.

      SECTION 6.  Representations, Warranties and Agreements of Seller. The
Seller agrees and acknowledges that it shall, as a condition to the consummation of the transactions contemplated hereby, make the representations and warranties specified in Section 3.01 and 3.02 of the Master Seller's Warranties and
Servicing Agreement, as of each Closing Date. The meaning of the term
"Agreement" as used in Sections 3.01 and 3.02 of the Seller's Warranties and
Servicing Agreement shall include this Agreement. The Seller, without conceding that the Mortgage Loans are securities, hereby makes the following additional representations, warranties and agreements which shall be deemed to have been made as of the related Closing Date:

      a)    neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of any Mortgage Loans, any interest in any Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge

      or other disposition of any Mortgage Loans, any interest in any Mortgage
      Loans or any other similar security from, or otherwise approached or negotiated with respect to any Mortgage Loans, any interest in any
      Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 (the
      "1933 Act") or which would render the disposition of any Mortgage Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Mortgage Loans; and

      b)    the Seller has not dealt with any broker or agent or anyone else who might be entitled to a fee or commission in connection with this transaction other than the Purchaser.

      SECTION 7.  Representation, Warranties and Agreement of Purchaser. The
Purchaser, without conceding that the Mortgage Loans are securities, hereby makes the following representations, warranties and agreements, which shall have been deemed to have been made as of the related Closing Date.

      a)    the Purchaser understands that the Mortgage Loans have not been registered under the 1933 Act or the securities laws of any state;

      b)    except as contemplated under the Seller's Warranties and Servicing
      Agreement, the Purchaser is acquiring the Mortgage Loans for its own account only and not for any other person;

      c)    the Purchaser considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Mortgage Loans;

      d)    the Purchaser has been furnished with all information regarding the
      Mortgage Loans which it has requested from the Seller; and

      e)    neither the Purchaser nor anyone acting on its behalf offered, transferred, pledged, sold or otherwise disposed of any Mortgage Loan, any interest in any Mortgage Loan or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of any Mortgage Loan, any interest in any Mortgage Loan or any other similar security from, or otherwise approached or negotiated with respect to any Mortgage Loan, any interest in any Mortgage Loan or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the
      Mortgage Loans under the 1933 Act or which would render the disposition of any Mortgage Loan a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the
      Mortgage Loans.

      SECTION 8.  Closing. The closing for the purchase and sale of each Loan
Package, shall take place on the related Closing Date. At the Purchaser's option, the Closing shall be either: by telephone, confirmed by letter or wire as the parties shall agree; or conducted in person, at such place as the parties shall agree.

      The closing shall be subject to each of the following conditions:

      a)    all of the representations and warranties of the Seller under this
      Agreement and under the Master Seller's Warranties and Servicing Agreement shall be true and correct as of such Closing Date and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement or an Event of Default under the Master
      Seller's Warranties and Servicing Agreement;

      b)    the Purchaser shall have received, or the Purchaser's attorneys shall have received in escrow, all Closing Documents as specified in
      Section 9 of this Agreement, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the respective terms thereof;

      c)    the Seller shall have delivered and released to the Custodian under the Master Seller's Warranties and Servicing Agreement all documents required pursuant to the Master Seller's Warranties and Servicing
      Agreement; and

      d)    all other terms and conditions of this Agreement and the Master
      Seller's Warranties and Servicing Agreement shall have been complied with.

      Subject to the foregoing conditions, the Purchaser shall pay to the Seller on such Closing Date the related Purchase Price, plus accrued interest pursuant to Section 4 of this Agreement, by wire transfer of immediately available funds to the account designated by the Seller.

      SECTION 9. Closing Documents. With respect to the initial closing date, the Closing Documents shall consist of fully executed originals of the following documents:

      1.    the Master Seller's Warranties and Servicing Agreement, in two
            counterparts;

      2.    this Agreement in two counterparts;

      3.    the Custody Agreement, in three counterparts, in the form attached as an exhibit to the Master Seller's Warranties and Servicing
            Agreement;

      4.    the Mortgage Loan Schedule for the related Loan Package, one copy of each to be attached to each counterpart of the related Assignment and Conveyance Agreement, to each counterpart of the Custody
            Agreement, as the Mortgage Loan Schedules thereto;

      5.    an Initial Certification, as required under the Custody Agreement;

      6.    an Opinion of Counsel of the Seller, in the form of Exhibit 1 hereto; and

      7.    an Assignment and Conveyance Agreement for the related Mortgage
            Loans.

      On each subsequent Closing Date, the following documents:

      1.    the Mortgage Loan Schedule for the related Loan Package;

      2.    an Assignment and Conveyance Agreement of Mortgage Loans for the
            related Loan Package; and

      3.    an Initial Certification, as required under the Custody Agreement.

      SECTION 10. Costs. The Purchaser shall pay any commissions due its salesmen, the legal fees and expenses of its attorneys and the costs and expenses associated with the Custodian. The Seller shall be responsible for reasonable costs and expenses associated with any preparation and recording of the initial Assignments of Mortgage. All other costs and expenses incurred in connection with the transfer and delivery of the Mortgage Loans, including fees for title policy endorsements and continuations and the Seller's attorney fees, shall be paid by the Seller.

      SECTION 11. Servicing. The Mortgage Loans shall be serviced by the Seller in accordance with the terms of the Master Seller's Warranties and Servicing
Agreement. The Seller shall be entitled to servicing fees calculated as provided therein, at the Servicing Fee Rate.

      SECTION 12. Financial Statements. The Seller understands that in connection with the Purchaser's marketing of the Mortgage Loans, the Purchaser shall make available to prospective purchasers a Consolidated Statement of
Operations of the Seller for the most recently completed two fiscal years respecting which such a statement is available, as well as a Consolidated
Statement of Condition at the end of the last two fiscal years covered by such
Consolidated Statement of Operations. The Purchaser shall also make available any comparable interim statements to the extent any such statements have been prepared by the Seller in a format intended or otherwise suitable for the public at large. The Seller, if it has not already done so, agrees to furnish promptly to the Purchaser copies of the statements specified above. The Seller shall also make available information on its servicing performance with respect to loans in its own portfolio and loans serviced for others (if any), including loss and delinquency ratios.

      The Seller also agrees to allow access to a knowledgeable (as shall be determined by the Seller) financial or accounting officer for the purpose of answering questions asked by the Purchaser or any prospective purchaser regarding recent developments affecting the Seller or the financial statements of the Seller.

      SECTION 13. Mandatory Delivery. The sale and delivery on each Closing Date of the related Mortgage Loans described on the respective Mortgage Loan
Schedules is mandatory, it being specifically understood and agreed that each
Mortgage Loan is unique and identifiable on such Closing Date and that an award of money damages would be insufficient to compensate the Purchaser for the losses and damages incurred by the Purchaser (including damages to prospective purchasers of the Mortgage Loans) in the event of the Seller's failure to deliver the Mortgage Loans on or before such Closing Date. All rights and remedies of the Purchaser under this Agreement are distinct from, and cumulative with, any other rights or remedies under this

Agreement or afforded by law or equity and all such rights and remedies may be exercised concurrently, independently or successively.

      SECTION 14. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, when received by the other party at the address shown on the first page hereof, or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice of communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

      SECTION 15. Severability Clause. Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is as close as possible to the economic effect of this Agreement without regard to such invalidity.

      SECTION 16. Counterparts. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

      SECTION 17. Place of Delivery and Governing Law. This Agreement shall be deemed in effect when a fully executed counterpart thereof is received by the
Purchaser in North Carolina and shall be deemed to have been made in North
Carolina. The Agreement shall be construed in accordance with the laws of the
State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New
York, except to the extent preempted by Federal Law. In the event a claim or controversy arises concerning the interpretation or enforcement of the terms of this Agreement, the Purchaser and the Seller agree that such claim or controversy may be settled by final, binding arbitration if the Purchaser and the Seller, as applicable, consent to such arbitration at the time such claim or controversy arises which consent may be withheld by the Purchaser or the Seller in their sole discretion.

      Each of the Seller and the Purchaser hereby knowingly, voluntarily and intentionally waives any and all rights it may have to a trial by jury in respect of any litigation based on, or arising out of, under, or in connection with this Agreement, or any other documents and instruments executed in connection herewith, or any course of conduct, course of dealing,

statements (whether oral or written), or actions of the Seller or the Purchaser.
This provision is a material inducement for the Purchaser to enter into this
Agreement.

      SECTION 18. Further Agreements. The Purchaser and the Seller each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this
Agreement.

      Without limiting the generality of the foregoing, the Seller shall reasonably cooperate with the Purchaser in connection with the initial resales of the Mortgage Loans by the Purchaser. In that connection, the Seller shall provide to the Purchaser: (i) any and all information and appropriate verification of information, whether through letters of its auditors and counsel or otherwise, as the Purchaser shall reasonably request, and (ii) such additional representations, warranties, covenants, opinions of counsel, letters from auditors and certificates of public officials or officers of the Seller as are reasonably believed necessary by the Purchaser in connection with such resales. The requirement of the Seller pursuant to (ii) above shall terminate on the Closing Date, except as provided pursuant to Article IX of the Master
Seller's Warranties and Servicing Agreement. Prior to incurring any out-of-pocket expenses pursuant to this paragraph, the Seller shall notify the
Purchaser in writing of the estimated amount of such expense. The Purchaser shall reimburse the Seller for any such expense following its receipt of appropriate details thereof.

      SECTION 19. Intention of the Parties. It is the intention of the parties that the Purchaser is purchasing, and the Seller is selling, an undivided 100%
ownership interest in the Mortgage Loans and not a debt instrument of the Seller or another security. Accordingly, the parties hereto each intend to treat the transaction for Federal income tax purposes as a sale by the Seller, and a purchase by the Purchaser, of the Mortgage Loans. The Purchaser shall have the right to review the Mortgage Loans and the related Mortgage Loan Files to determine the characteristics of the Mortgage Loans which shall affect the
Federal income tax consequences of owning the Mortgage Loans and the Seller shall cooperate with all reasonable requests made by the Purchaser in the course of such review.

      SECTION 20. Successors and Assigns; Assignment of Purchase Agreement. This
Agreement shall bind and inure to the benefit and be enforceable by the Seller and the Purchaser and the respective successors and assigns of the Seller and the Purchaser. This Agreement shall not be assigned, pledged or hypothecated by the Seller to a third party without the consent of the Purchaser.

      SECTION 21. Waivers; Other Agreements. No term or provision of this
Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

      SECTION 22. Exhibits. The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

      SECTION 23. General Interpretive Principles. For purposes of this
Agreement, except as otherwise expressly provided or unless the context otherwise requires:

      a)    the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

      b)    accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

      c)    references herein to "Articles", "Sections", "Subsections",
      "Paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

      d)    a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

      e)    the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

      f)    the term "include" or "including" shall mean without limitation by reason of enumeration.

      SECTION 24. Reproduction of Documents. This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

                               [Signatures Follow]

      IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

                                                  BANK OF AMERICA, NATIONAL
                                                  ASSOCIATION
                                                  (Purchaser)

                                                  By:    /s/ Bruce W. Good
                                                      --------------------------
                                                  Name:  Bruce W. Good
                                                        ------------------------
                                                  Title: Vice President
                                                        ------------------------

                                                  WELLS FARGO BANK, N.A.
                                                  (Seller)

                                                  By:    /s/ Patrick Greene
                                                      --------------------------
                                                  Name:  Patrick Greene
                                                       -------------------------
                                                  Title: Senior Vice President
                                                        ------------------------

                                    EXHIBIT 1

                           FORM OF OPINION OF COUNSEL

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Re:   Mortgage Loan Sale by Wells Fargo Bank, N.A. (the "Company") to _________
(the "Purchaser") of fixed rate and adjustable rate first lien mortgage loans
(the "Mortgage Loans") pursuant to that certain Master Seller's Warranties and
Servicing Agreement and Master Mortgage Loan Purchase Agreement by and between the Company and the Purchaser, dated as of March 1, 2005.

Dear Sir/Madam:

I am @ of Wells Fargo Bank, N.A. and have acted as counsel to Wells Fargo Bank,
N.A. (the "Company"), with respect to certain matters in connection with the sale by the Company of Mortgage Loans pursuant to that certain Master Seller's
Warranties and Servicing Agreement and Master Mortgage Loan Purchase Agreement
by and between the Company and @ (the "Purchaser"), dated as of March 1, 2005,
(the "Agreements"), which sale is in the form of whole Mortgage Loans.
Capitalized terms not otherwise defined herein have the meanings set forth in the Master Seller's Warranties and Servicing Agreement.

I have examined the following documents:

      1.    the Master Seller's Warranties and Servicing Agreement;

      2.    the Master Mortgage Loan Purchase Agreement;

      3.    the Custody Agreement;

      4.    the form of endorsement of the Mortgage Notes; and

      5.    such other documents, records and papers as I have deemed necessary and relevant as a basis for this opinion.

To the extent I have deemed necessary and proper, I have relied upon the representations and warranties of the Company contained in the Agreements. I have assumed the authenticity of all documents submitted to me as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents.

Based upon the foregoing, it is my opinion that:

      1.    The Company is a national banking association duly organized, validly existing and in good standing under the laws of the United
            States.

      2.    The Company has the power to engage in the transactions contemplated by the Agreements, the Custody Agreement and all requisite power, authority and legal right to execute and deliver the Agreements, the
            Custody Agreement and the Mortgage Loans, and to perform and observe the terms and conditions of such instruments.

      3.    Each person who, as an officer or attorney-in-fact of the Company, signed (a) the Agreements, each dated as of March 1, 2005, by and between the Company and the Purchaser, and (b) any other document delivered prior hereto or on the date hereof in connection with the sale and servicing of the Mortgage Loans in accordance with the
            Agreements was, at the respective times of such signing and delivery, and is, as of the date hereof, duly elected or appointed, qualified and acting as such officer or attorney-in-fact, and the signatures of such persons appearing on such documents are their genuine signatures.

      4.    Each of the Agreements, the Custody Agreement, and the Mortgage
            Loans, have been duly authorized, executed and delivered by the
            Company and are a legal, valid and binding agreement enforceable in accordance with its terms, subject to the effect of insolvency, liquidation, conservatorship and other similar laws administered by the Federal Deposit Insurance Corporation affecting the enforcement of contract obligations of insured banks and subject to the application of the rules of equity, including those respecting the availability of specific performance, none of which will materially interfere with the realization of the benefits provided thereunder or with the Purchaser's ownership of the Mortgage Loans.

      5.    The Company has been duly authorized to allow any of its officers to execute any and all documents by original or facsimile signature in order to complete the transactions contemplated by the Agreements and the Custody Agreement and in order to execute the endorsements to the Mortgage Notes and the assignments of the Mortgages, and the original or facsimile signature of the officer at the Company executing the Agreements, the Custody Agreement, the endorsements to the Mortgage Notes and the assignments of the Mortgages represents the legal and valid signature of said officer of the Company.

      6.    Either (i) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the
            Company with the Agreements, the Custody Agreement or the sale and delivery of the Mortgage Loans or the consummation of the
            transactions contemplated by the Agreements and the Custody
            Agreement; or (ii) any required consent, approval, authorization or order has been obtained by the Company.

      7.    Neither the consummation of the transactions contemplated by, nor the fulfillment of the terms of the Agreements and the Custody
            Agreement, will conflict with or results in or will result in a breach of or constitutes or will constitute a default under the charter or by-laws of the Company, the terms of any indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which it is subject, or violates any statute or order, rule, regulations, writ, injunction or decree of any court, governmental authority or regulatory body to which the
            Company is subject or by which it is bound.

      8.    There is no action, suit, proceeding or investigation pending or, to the best of my knowledge, threatened against the Company which, in my opinion, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Company or in any material impairment of the right or ability of the Company to carry on its business substantially as now conducted or in any material liability on the part of the Company or which would draw into question the validity of the Agreements, and the Custody Agreement, or of any action taken or to be taken in connection with the transactions contemplated thereby, or which would be likely to impair materially the ability of the Company to perform under the terms of the Agreements and the Custody Agreement.

      9.    For purposes of the foregoing, I have not regarded any legal or governmental actions, investigations or proceedings to be
            "threatened" unless the potential litigant or governmental authority has manifested to the legal department of the Company or an employee of the Company responsible for the receipt of process a present intention to initiate such proceedings; nor have I regarded any legal or governmental actions, investigations or proceedings as including those that are conducted by state or federal authorities in connection with their routine regulatory activities. The sale of each Mortgage Note and Mortgage as and in the manner contemplated by the Agreements is sufficient fully to transfer all right, title and interest of the Company thereto as noteholder and mortgagee, apart from the rights to service the Mortgage Loans pursuant to the
            Agreements.

      10.   The form of endorsement that is to be used with respect to the
            Mortgage Loans is legally valid and sufficient to duly endorse the
            Mortgage Notes to the Purchaser. Upon the completion of the endorsement of the Mortgage Notes and the completion of the assignments of the Mortgages, and the recording thereof, the endorsement of the Mortgage Notes, the delivery to the Custodian of the completed assignments of the Mortgages, and the delivery of the original endorsed Mortgage Notes to the Custodian would be sufficient to permit the entity to which such Mortgage Note is initially endorsed at the Purchaser's direction, and to whom such assignment of Mortgages is initially assigned at the Purchaser's direction, to avail itself of all protection available under applicable law against the claims of any present or future creditors of the Company, and would be sufficient to prevent any other sale, transfer, assignment, pledge or hypothecation of the Mortgages and the Mortgage Notes by the Company from being enforceable.

This opinion is given to you for your sole benefit, and no other person or entity is entitled to rely hereon except that the purchaser or purchasers to which you initially and directly resell the Mortgage Loans may rely on this opinion as if it were addressed to them as of its date.

Sincerely,

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